J.P. MORGAN SMA FUNDS

JPMorgan Tax Aware Real Return SMA Fund

Prospectus dated March 1, 2018, as supplemented

(a series of JPMorgan Trust I)

JPMorgan Core Focus SMA Fund

Prospectus dated July 1, 2018

(a series of JPMorgan Trust IV)

Supplement dated September 21, 2018

to the Prospectuses as dated above

Effective September 24, 2018, the eighth through tenth paragraphs of the “How to Do Business with the Fund – PURCHASING FUND SHARES – How much do shares cost?” section of each prospectus will be deleted and replaced with the following:

Options traded on U.S. securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes.

Options traded on foreign exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of the Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.

Exchange traded futures are valued at the last sale price available prior to the calculation of the Fund’s NAV. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES FOR FUTURE REFERENCE

SUP-SMA-918